                                                                      EXHIBIT 99

                         (MBT FINANCIAL CORP. (R) LOGO)

           MBT FINANCIAL CORP. ANNOUNCES SECOND QUARTER 2008 EARNINGS

MONROE, MICH., July 17, 2008 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported second quarter 2008 net income of $1.7 million, or $0.11 per diluted share, compared to the $3.5 million, or $0.21 per diluted share earned in the second quarter of 2007. Net income for the six months ended June 30, 2008 was $4.4 million, or $0.27 per diluted share, compared to $7.2 million, or $0.43 per diluted share in the first half of 2007.

H. Douglas Chaffin, President and CEO, commented, "The ongoing challenges in the southeast Michigan economy, with increasing unemployment and decreasing real estate values, continue to have a negative impact on our performance. We monitor the quality of our loan portfolios closely, and we decided to increase the allowance for loan losses and write down the values of some of our Other Real Estate Owned this quarter. Our Allowance for Loan Losses is now $18.1 million, or 1.83% of loans. Non performing assets (NPAs) increased from $55.4 million to $62.3 million. Our strong capital position allowed us to pay quarterly dividends that exceeded our earnings for the last three quarters and now represents an annualized yield in excess of 14% on our current stock price. We are concerned about our current level of dividends relative to earnings. In accordance with its customary practice our board of directors will closely evaluate our capital needs, earnings expectations, and market conditions before declaring our next dividend. The next dividend announcement is not anticipated until after the board's August meeting on August 28, 2008.

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income increased $340,000 compared to the second quarter of 2007 due to the improvement in the net interest margin and the slight growth in average earning assets. We are encouraged by the second consecutive quarterly improvement in the margin, and we are beginning to see the benefits of our cost reduction initiatives. Non interest income, excluding securities transactions, decreased 4.8% compared to last year as Wealth Management fees were impacted by lower market values for investments and origination fees on mortgage loans sold were impacted by a decline in real estate lending activity. Credit quality issues also affected our non interest expenses, which increased 9.5% compared to last year. We expect credit related expenses to remain high, but we will see meaningful expense improvement in most other areas."

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss first quarter results on Friday, July 18, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (800) 860-2442. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 25 offices, 41 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin        John L. Skibski           Herbert J. Lock
Chief Executive Officer   Chief Financial Officer   Investor Relations
(734) 384-8123            (734) 242-1879            (734) 242-2603
doug.chaffin@mbandt.com   john.skibski@mbandt.com   herb.lock@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                     QUARTERLY                                   YEAR TO DATE
                                         ---------------------------------------------------------------  ------------------------
(dollars in thousands                        2008         2008         2007         2007         2007
except per share data)                     2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR        2008         2007
----------------------                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
EARNINGS
   Net interest income                   $    11,127  $    10,453  $    10,131  $    10,668  $    10,787  $    21,580  $    21,970
   FTE Net interest income               $    11,463  $    10,784  $    10,232  $    11,011  $    11,127  $    22,247  $    22,714
   Provision for loan and lease losses   $     2,700  $     1,200  $     8,907  $     1,000  $       750  $     3,900  $     1,500
   Non-interest income                   $     3,858  $     3,962  $     3,824  $     3,928  $     4,119  $     7,820  $     7,882
   Non-interest expense                  $    10,163  $     9,698  $     9,601  $     9,242  $     9,279  $    19,861  $    18,391
   Net income (loss)                     $     1,718  $     2,647  $    (2,706) $     3,181  $     3,535  $     4,365  $     7,238
   Basic earnings (loss) per share       $      0.11  $      0.16  $     (0.17) $      0.20  $      0.21  $      0.27  $      0.43
   Diluted earnings (loss) per share     $      0.11  $      0.16  $     (0.17) $      0.20  $      0.21  $      0.27  $      0.43
   Average shares outstanding             16,130,806   16,127,047   16,135,339   16,288,696   16,558,137   16,125,926   16,622,204
   Average diluted shares outstanding     16,144,981   16,139,073   16,145,958   16,310,279   16,585,720   16,140,101   16,651,173
PERFORMANCE RATIOS
   Return on average assets                     0.45%        0.69%       -0.70%        0.83%        0.94%        0.57%        0.95%
   Return on average common equity              5.34%        8.24%       -8.05%        9.55%       10.33%        6.79%       10.62%
   Base Margin                                  3.05%        2.84%        2.74%        2.90%        2.98%        2.95%        3.02%
   FTE Adjustment                               0.09%        0.09%        0.03%        0.10%        0.10%        0.09%        0.10%
   Loan Fees                                    0.07%        0.07%        0.06%        0.08%        0.07%        0.07%        0.07%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
   FTE Net Interest Margin                      3.21%        3.00%        2.83%        3.08%        3.15%        3.11%        3.19%
   Efficiency ratio                            61.24%       64.51%       60.16%       61.06%       60.74%       62.83%       59.79%
   Full-time equivalent employees                384          380          404          426          425          382          427
CAPITAL
   Average equity to average assets             8.42%        8.36%        8.66%        8.69%        9.06%        8.39%        8.98%
   Book value per share                  $      7.52  $      7.94  $      7.90  $      8.15  $      8.00  $      7.52  $      8.00
   Cash dividend per share               $      0.18  $      0.18  $      0.18  $      0.18  $      0.18  $      0.36  $      0.36
ASSET QUALITY
   Loan Charge-Offs                      $     2,607  $     3,955  $     3,204  $     1,013  $     1,082  $     6,562  $     2,170
   Loan Recoveries                       $       317  $       216  $       195  $       256  $       343  $       533  $       986
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Charge-Offs                       $     2,290  $     3,739  $     3,009  $       757  $       739  $     6,029  $     1,184
   Allowance for loan and lease losses   $    18,093  $    17,683  $    20,222  $    14,323  $    14,080  $    18,093  $    14,080
   Nonaccrual Loans                      $    38,115  $    37,814  $    30,459  $    26,440  $    20,017  $    38,115  $    20,017
   Loans 90 days past due                $       109  $        94  $       102  $       105  $       105  $       109  $       105
   Restructured loans                    $     6,023  $     1,679  $     3,367  $       938  $     1,371  $     6,023  $     1,371
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing loans         $    44,247  $    39,587  $    33,928  $    27,483  $    21,493  $    44,247  $    21,493
   Other real estate owned & other
      assets                             $    18,065  $    15,819  $    12,565  $     6,389  $     3,064  $    18,065  $     3,064
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total non performing assets        $    62,312  $    55,406  $    46,493  $    33,872  $    24,557  $    62,312  $    24,557
   Problem Loans Still Performing        $    41,188  $    40,521  $    41,022  $    32,822  $    34,859  $    41,188  $    34,859
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
      Total Problem Assets               $   103,500  $    95,927  $    87,515  $    66,694  $    59,416  $   103,500  $    59,416
   Net loan charge-offs to average loans        0.93%        1.51%        1.19%        0.30%        0.30%        1.22%        0.24%
   Allowance for losses to total loans          1.83%        1.78%        2.02%        1.42%        1.40%        1.83%        1.40%
   Non performing loans to gross loans          4.47%        3.99%        3.39%        2.72%        2.14%        4.47%        2.14%
   Non performing assets to total assets        4.04%        3.56%        2.99%        2.17%        1.62%        4.04%        1.62%
   Allowance to non performing loans           40.89%       44.67%       59.60%       52.12%       65.51%       40.89%       65.51%
END OF PERIOD BALANCES
   Loans and leases                      $   989,839  $   991,402  $ 1,002,259  $ 1,008,875  $ 1,002,248  $   989,839  $ 1,002,248
   Total earning assets                  $ 1,421,653  $ 1,435,370  $ 1,440,317  $ 1,439,366  $ 1,402,808  $ 1,421,653  $ 1,402,808
   Total assets                          $ 1,542,747  $ 1,555,450  $ 1,556,806  $ 1,560,234  $ 1,516,026  $ 1,542,747  $ 1,516,026
   Deposits                              $ 1,065,770  $ 1,095,605  $ 1,109,980  $ 1,110,074  $ 1,078,431  $ 1,065,770  $ 1,078,431
   Interest Bearing Liabilities          $ 1,267,718  $ 1,286,289  $ 1,273,665  $ 1,273,695  $ 1,224,061  $ 1,267,718  $ 1,224,061
   Shareholders' equity                  $   121,348  $   128,081  $   127,447  $   131,651  $   131,056  $   121,348  $   131,056
   Total Shares Outstanding               16,132,513   16,128,321   16,124,997   16,148,863   16,379,602   16,132,513   16,379,602
AVERAGE BALANCES
   Loans and leases                      $   992,618  $   998,060  $ 1,002,948  $ 1,010,604  $   994,093  $   995,339  $   993,797
   Total earning assets                  $ 1,432,923  $ 1,444,037  $ 1,436,545  $ 1,419,329  $ 1,420,183  $ 1,438,445  $ 1,433,143
   Total assets                          $ 1,536,884  $ 1,545,048  $ 1,539,446  $ 1,520,222  $ 1,516,209  $ 1,540,966  $ 1,530,284
   Deposits                              $ 1,076,046  $ 1,109,664  $ 1,094,346  $ 1,086,050  $ 1,075,960  $ 1,092,855  $ 1,087,839
   Interest Bearing Liabilities          $ 1,273,052  $ 1,283,990  $ 1,264,772  $ 1,248,691  $ 1,236,703  $ 1,278,521  $ 1,249,949
   Shareholders' equity                  $   129,353  $   129,175  $   133,363  $   132,088  $   137,322  $   129,264  $   137,447

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               QUARTER ENDED JUNE 30,
                                               ----------------------
Dollars in thousands (except per share data)       2008      2007
--------------------------------------------     -------   --------
INTEREST INCOME
Interest and fees on loans                       $15,771   $ 17,751
Interest on investment securities-
   Tax-exempt                                        818        871
   Taxable                                         4,798      4,582
Interest on federal funds sold                        --         84
                                                 -------   --------
      Total interest income                       21,387     23,288
                                                 -------   --------
INTEREST EXPENSE
Interest on deposits                               6,368      7,981
Interest on borrowed funds                         3,892      4,520
                                                 -------   --------
      Total interest expense                      10,260     12,501
                                                 -------   --------
NET INTEREST INCOME                               11,127     10,787
PROVISION FOR LOAN LOSSES                          2,700        750
                                                 -------   --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                          8,427     10,037
                                                 -------   --------
OTHER INCOME
Income from wealth management services             1,119      1,151
Service charges and other fees                     1,586      1,574
Net gain (loss) on sales of securities                23         92
Origination fees on mortgage loans sold               91        210
Bank Owned Life Insurance income                     275        334
Other                                                764        758
                                                 -------   --------
      Total other income                           3,858      4,119
                                                 -------   --------
OTHER EXPENSES
Salaries and employee benefits                     5,441      5,599
Occupancy expense                                    916        844
Equipment expense                                    848        850
Marketing expense                                    356        369
Professional fees                                    455        406
Net (gain) loss on other real estate owned           354         (8)
Other                                              1,793      1,219
                                                 -------   --------
      Total other expenses                        10,163      9,279
                                                 -------   --------
INCOME BEFORE INCOME TAXES                         2,122      4,877
INCOME TAX EXPENSE                                   404      1,342
                                                 -------   --------
NET INCOME                                       $ 1,718   $  3,535
                                                 =======   ========
BASIC EARNINGS PER COMMON SHARE                  $  0.11   $   0.21
                                                 =======   ========
DILUTED EARNINGS PER COMMON SHARE                $  0.11   $   0.21
                                                 =======   ========
DIVIDENDS DECLARED PER COMMON SHARE              $  0.18   $   0.18
                                                 =======   ========

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               SIX MONTHS ENDED JUNE 30,
                                               -------------------------
Dollars in thousands (except per share data)         2008      2007
--------------------------------------------       -------   --------
INTEREST INCOME
Interest and fees on loans                         $32,199   $35,512
Interest on investment securities-
   Tax-exempt                                        1,633     1,880
   Taxable                                           9,754     9,497
Interest on federal funds sold                           1       116
                                                   -------   -------
      Total interest income                         43,587    47,005
                                                   -------   -------
INTEREST EXPENSE
Interest on deposits                                13,859    15,936
Interest on borrowed funds                           8,148     9,099
                                                   -------   -------
      Total interest expense                        22,007    25,035
                                                   -------   -------
NET INTEREST INCOME                                 21,580    21,970
PROVISION FOR LOAN LOSSES                            3,900     1,500
                                                   -------   -------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                           17,680    20,470
                                                   -------   -------
OTHER INCOME
Income from trust services                           2,246     2,218
Service charges and other fees                       3,112     3,099
Net gain (loss) on sales of securities                  48        92
Origination fees on mortgage loans sold                284       393
Bank Owned Life Insurance income                       630       630
Other                                                1,500     1,450
                                                   -------   -------
      Total other income                             7,820     7,882
                                                   -------   -------
OTHER EXPENSES
Salaries and employee benefits                      11,023    11,048
Occupancy expense                                    1,911     1,724
Equipment expense                                    1,676     1,695
Marketing expense                                      597       621
Professional fees                                      924       776
Net loss on other real estate owned                    389        10
Other                                                3,341     2,517
                                                   -------   -------
      Total other expenses                          19,861    18,391
                                                   -------   -------
INCOME BEFORE INCOME TAXES                           5,639     9,961
INCOME TAX EXPENSE (BENEFIT)                         1,274     2,723
                                                   -------   -------
NET INCOME                                         $ 4,365   $ 7,238
                                                   =======   =======
BASIC EARNINGS PER COMMON SHARE                    $  0.27   $  0.43
                                                   =======   =======
DILUTED EARNINGS PER COMMON SHARE                  $  0.27   $  0.43
                                                   =======   =======
DIVIDENDS DECLARED PER COMMON SHARE                $  0.36   $  0.36
                                                   =======   =======

                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

                                               JUNE 30, 2008   DECEMBER 31,
Dollars in thousands                            (UNAUDITED)        2007
--------------------                           -------------   ------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                      $    21,986    $    25,113
                                                -----------    -----------
      Total cash and cash equivalents                21,986         25,113
Securities - Held to Maturity                        38,005         44,734
Securities - Available for Sale                     380,723        380,238
Federal Home Loan Bank stock - at cost               13,086         13,086
Loans held for sale                                     408          1,431
Loans - Net                                         971,338        980,606
Accrued interest receivable and other assets         41,830         36,370
Bank Owned Life Insurance                            43,139         42,509
Premises and Equipment - Net                         32,232         32,719
                                                -----------    -----------
      Total assets                              $ 1,542,747    $ 1,556,806
                                                ===========    ===========
LIABILITIES
Deposits:
   Non-interest bearing                         $   139,052    $   141,115
   Interest-bearing                                 926,718        968,865
                                                -----------    -----------
      Total deposits                              1,065,770      1,109,980
Federal Home Loan Bank advances                     256,500        256,500
Federal funds purchased                              54,500         13,300
Repurchase agreements                                30,000         35,000
Interest payable and other liabilities               14,629         14,579
                                                -----------    -----------
      Total liabilities                           1,421,399      1,429,359
                                                -----------    -----------
SHAREHOLDERS' EQUITY
Common stock (no par value)                              --             --
Retained Earnings                                   128,674        129,917
Accumulated other comprehensive income               (7,326)        (2,470)
                                                -----------    -----------
      Total shareholders' equity                    121,348        127,447
                                                -----------    -----------
      Total liabilities and shareholders'
         equity                                 $ 1,542,747    $ 1,556,806
                                                ===========    ===========